FOR IMMEDIATE RELEASE                                                                              EXHIBIT 99
WEDNESDAY, NOVEMBER 30, 2005

HURCO TO DEFER EARNINGS RELEASE

INDIANAPOLIS, INDIANA, — November 30, 2005—Hurco Companies, Inc. (Nasdaq:HURC) today announced that, in light of its positive operating results throughout fiscal 2005, it is continuing, together with its independent accountants, to review its provision for income taxes for future years and, therefore, fiscal 2005. Accordingly, the company expects to release its year-end and fourth quarter results on or before the early part of next week.

Contact: Stephen J. Alesia
Vice President & CFO
317-298-2631